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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2003
                                                           ------------

                        Lawrence Financial Holdings, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       Maryland                         0-31847                31-1724442
       --------                        ---------               ----------
(State or other Jurisdiction of        (Commission            (IRS Employer
 Incorporation or Organization)        File Number)         Identification No.)

                   301 South Fifth Street, Ironton, Ohio 45638
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (740) 532-0263
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)






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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1  Press Release dated July 8, 2003.

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

         On July 8, 2003 Lawrence Financial Holdings, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2003. The press release is filed as Exhibit 99.1 and incorporated herein by reference.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commissions interim guidance regarding From 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LAWRENCE FINANCIAL HOLDINGS, INC.




Date:  July 10, 2003                   By: /s/ Jack L. Blair
                                           -------------------------------------
                                           Jack L. Blair
                                           President and Chief Executive Officer